ACTIVE M/MULTI-MANAGER FUNDS

PROSPECTUS AND SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

SUPPLEMENT DATED AUGUST 29, 2018 TO PROSPECTUS FOR THE ACTIVE M/MULTI-MANAGER FUNDS DATED JULY 31, 2018; AND SUMMARY PROSPECTUS FOR THE ACTIVE M U.S. EQUITY FUND DATED JULY 31, 2018

PENDING LIQUIDATION OF THE ACTIVE M U.S. EQUITY FUND

The Board of Trustees (the “Board”) of Northern Funds (the “Trust”) has determined that it is in the best interests of the Active M U.S. Equity Fund (the “Fund”) and its shareholders that the Fund be liquidated and terminated on or about October 26, 2018 (the “Liquidation Date”) pursuant to a plan of liquidation approved by the Board. The Liquidation Date may be changed at the discretion of the Trust’s officers.

After the close of business on October 1, 2018, the Fund will discontinue accepting orders from shareholders for the purchase of Fund shares or exchanges into the Fund from other funds of the Trust; provided, however, that existing shareholders of the Fund may continue to purchase, redeem and exchange Fund shares subject to the account policies described in the Fund’s prospectus. Additionally, employee benefit plans and certain financial institutions providing services to employee benefit plans that hold shares of the Fund as of the close of business on October 1, 2018 may continue to purchase shares of the Fund.

Prior to the Liquidation Date and subject to the account policies described in the Fund’s prospectus, Fund shareholders may either: (1) redeem (sell) their shares at the Fund’s net asset value; or (2) exchange their shares at the Fund’s net asset value for shares of another fund of the Trust. If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a cash distribution equal to the shareholder’s proportionate interest in the net assets of the Fund (a “liquidating distribution”) as of the Liquidation Date.

Prior to the Liquidation Date, the Fund will begin liquidating its assets as soon as is reasonable and practicable. The proceeds from the liquidation of portfolio securities will be invested in cash, cash equivalent securities, or other short-term investments. The Fund will depart from its stated investment objective and strategies during this time. Liquidation of portfolio securities will result in brokerage commissions and other transaction costs, and are expected to result in the realization of capital gains that would be distributed to shareholders as taxable distributions on or before the Liquidation Date. In that event, the distributions may be taxable to shareholders who receive the liquidating distribution (aside from tax-exempt accounts). SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX PROFESSIONALS CONCERNING ALL TAX CONSEQUENCES APPLICABLE TO THEIR INVESTMENT IN THE FUND AND THE TAX IMPACT OF THE LIQUIDATION OF THE FUND.

The pending liquidation of the Fund may be terminated and/or abandoned at any time before the Liquidation Date by action of the Board of the Trust.

Please retain this Supplement with your Prospectus and Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	MMF SPT (08/18)

NORTHERN FUNDS PROSPECTUS

NORTHERN FUNDS

Active M U.S. Equity Fund

Summary Prospectus | July 31, 2018	Ticker: NMUSX

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at northerntrust.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 31, 2018, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily U.S. equity securities. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Other Expenses	0.05%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.03%
Acquired Fund Fees & Expenses(1)	0.01%
Total Annual Fund Operating Expenses(2)	0.70%
Expense Reimbursement(3)	(0.03)%
Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.67%

(1)	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. They are not direct costs paid by Fund shareholders.

(2)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(3)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.66%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses, including but not limited to Acquired Fund Fees and Expenses, that are not reimbursed. This contractual limitation may not be terminated before July 31, 2019 without the approval of the Fund’s Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$68	$221	$387	$868

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68.70% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of U.S. based companies. Companies are considered to be U.S. based if they are organized under the laws of the United States, have a principal office in the United States, or have their principal securities market in the United States.

The Fund expects to invest primarily in common stocks, but may also invest from time to time in other U.S. and foreign equity securities, including preferred stocks.

The Fund may invest in issuers with market capitalizations in all ranges, including small-, medium- and large-capitalization companies.

NF SUM AMUS (7/18)	SUMMARY PROSPECTUS	1	ACTIVE M U.S. EQUITY FUND

The Fund may invest more than 25% of its assets in securities of technology companies.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of the Fund’s investment adviser. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.

When determining the allocations and reallocations to sub-advisers, the Fund’s investment adviser will consider a variety of factors, including but not limited to the sub-adviser’s investment approach, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Fund’s investment adviser seeks, through its selection of sub-advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.

Although the Fund invests primarily in U.S. issuers, it may make limited investments in securities of foreign issuers.

The sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

CYBERSECURITY RISK is the risk of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.

INITIAL PUBLIC OFFERING (“IPO”) RISK is the risk that the market value of shares of IPOs will fluctuate considerably or decline shortly after the IPO, due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.

LARGE CAP STOCK RISK is the risk that large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus solely on small- or medium-capitalization stocks.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser or sub-advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.

MARKET RISK is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equities market or adverse investor sentiment could cause the value of your investment in the Fund to decline. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. The market value of the securities in which the Fund invests may go up or down in response to the prospects of particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular market sector.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

ACTIVE M U.S. EQUITY FUND	2	SUMMARY PROSPECTUS

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) the performance of the Fund for the calendar year ended December 31, 2017 and since inception, and (B) how the average annual total return of the Fund compares to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2018 is 4.70%. For the periods shown in the bar chart above, the highest quarterly return was 4.99% in the first quarter of 2017, and the lowest quarterly return was 2.24% in the second quarter of 2017.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2017)

	Inception Date	1-Year	Since Inception
Active M U.S. Equity Fund	5/5/16
Returns before taxes		17.44%	16.30%
Returns after taxes on distributions		16.94%	15.90%
Returns after taxes on distributions and sale of Fund shares		10.25%	12.54%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)		21.13%	20.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB-ADVISERS. Northern Trust Investments, Inc. (“NTI”), a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Active M U.S. Equity Fund. Christopher E. Vella, CFA, CIO, a Senior Vice President of NTI, has been manager of the Fund since inception. Delaware Investments Fund Advisers, Granite Investment Partners, LLC, Lazard Asset Management LLC, Polen Capital Management, LLC and Thompson, Siegel & Walmsley LLC each serves as a sub-adviser of the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

SUMMARY PROSPECTUS	3	ACTIVE M U.S. EQUITY FUND

∎

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ACTIVE M U.S. EQUITY FUND	4	SUMMARY PROSPECTUS